UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 13, 2007

AMES TRUE TEMPER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-118086	22-2335400
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

465 Railroad Avenue, Camp Hill,
Pennsylvania 17011

(Address of Principal Executive
Offices, including Zip Code)

(717) 737-1500

(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report)

Item 2.02    Results of Operations and Financial Condition

On February 13, 2007, ATT Holding Co. issued a press release relating to Ames True Temper, Inc.’s results of operations for its fiscal quarter ended December 30, 2006, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

The following exhibit is furnished herewith:

99.1    Press Release issued on February 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES TRUE TEMPER, INC. (Registrant)

Date:    February 13, 2007

By: /s/ Richard C. Dell Richard C. Dell (Principal Executive Officer)